SEMIANNUAL REPORT
                               DECEMBER 31, 2002

                             FMI Mutual Funds, Inc.

                              FMI Provident Trust
                                 Strategy Fund
                  (f/k/a FMIAAM Palm Beach Total Return Fund)

                            FMI Winslow Growth Fund

                           FMI Knappenberger Partners
                              Emerging Growth Fund
              (f/k/a FMIKnappenberger Bayer Emerging Growth Fund)

                               FMI Woodland Small
                           Capitalization Value Fund

                              FMI Sasco Contrarian
                                   Value Fund

                              NO-LOAD MUTUAL FUNDS

FMI Mutual Funds, Inc.
                                                               February 25, 2003

Dear Fellow Shareholders:

  For the calendar year ended December 31, 2002, all three major indices completed their third down year in a row. The Dow Jones Industrial Average finished down 16.8%, its sharpest decline since 1977; the Standard & Poor's 500 Index fell 22.1%, its worst year since 1974; and the Nasdaq Composite Index declined 31.5%, its third year in a row of declines of greater than 20%. Coming off the biggest bull market of all time in the 1990's, it wouldn't surprise us if it took a little longer to cleanse the excess. But the length and depth of this bear market, and signs of improvement in the economy should set the stage for a better investment landscape as we move forward.

  It is our view, however, that both economic and market advances will likely be uneven, modest and volatile, and will be impacted in the short run by the many political and economic uncertainties. With much of the stock market still relatively fully valued, we feel that stock selection will be more important in the next up cycle than it was during the long bull market. The portfolio managers of the FMI Mutual Funds are excellent stock-pickers within their respective disciplines, and we believe that the volatile and uncertain markets will provide the investment environment that will reward their skills. The patient investor who stays the course with quality fund managers will achieve above average returns.

  We thank you for your patience and staying the course with the FMI Mutual
Funds.

Sincerely,

/s/ Ted D. Kellner

Ted D. Kellner, C.F.A.
President

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

FMI Provident Trust Strategy Fund

                                                               February 25, 2003

Dear Shareholder,

  FMI Provident Trust Strategy underperformed our equity benchmark for the quarter and outperformed for 2002 for the same reason: the portfolio's commitment to cash generating growth stocks.

  A 65-year peak in stock market volatility (percentage of days with 1% or greater swing) and the $3 trillion build-up of 1% yielding money market assets are tangible evidence of investor paralysis and fear. Our positive 2003 stock market return outlook stems from our conviction of four investment trends:

  1) Consumers will spend thanks to 2002 disposable personal income growth of +5.9%;

  2) Baby boomers will save for retirement (expanded tax-free accumulation savings accounts would help);

  3)  Companies will reduce costs through outsourcing;

  4)  We will age and require more health care.

  FMI Provident Trust Strategy Fund is positioned to benefit from these positive investment trends and the Fund's cash position was reduced from 36% on September 30, 2002 to 21% on December 31, 2002.

  Thank you for your support of the FMI Provident Trust Strategy Fund.

/s/ J. Scott Harkness

J. Scott Harkness, CFA
Portfolio Manager

FMI Provident Trust Strategy Fund
STATEMENT OF NET ASSETS
December 31, 2002 (Unaudited)

SHARES OR
PRINCIPAL
  AMOUNT                                                   COST        VALUE
---------                                                  ----        -----
LONG-TERM INVESTMENTS -- 78.6% (A)<F2>
COMMON STOCKS -- 78.6% (A)<F2>

CAPITAL GOODS SECTOR -- 4.4%
----------------------------
             ENGINEERING & CONSTRUCTION -- 4.4%
    6,000    Jacobs Engineering
               Group Inc.*<F1>                          $  181,192  $  213,600

CONSUMER CYCLICALS SECTOR -- 13.3%
----------------------------------
             HOMEBUILDING -- 4.7%
   11,400    Toll Brothers, Inc.*<F1>                      286,806     230,280

             RETAIL-BUILDING SUPPLIES -- 3.5%
    4,500    Lowe's Companies, Inc.                        201,002     168,750

             RETAIL-DEPARTMENT STORES -- 4.2%
    3,700    Kohl's Corp.*<F1>                             225,017     207,015

             RETAIL-GENERAL MERCHANTS -- 0.9%
    1,400    Target Corp.                                   50,198      42,000

CONSUMER STAPLES SECTOR -- 3.7%
-------------------------------
             RETAIL-DRUG STORES -- 3.7%
    6,200    Walgreen Co.                                  183,087     180,978

FINANCIALS SECTOR -- 13.2%
--------------------------
             BANKS -- 6.8%
    5,700    Fifth Third Bancorp                           376,890     333,735

             CONSUMER FINANCE -- 6.4%
    6,000    Countrywide
               Financial Corp.                             315,480     309,900

HEALTHCARE SECTOR -- 22.4%
--------------------------
             DRUGS MAJOR -- 3.6%
    2,025    Johnson & Johnson                              75,503     108,763
    2,100    Pfizer Inc.                                    13,770      64,197
                                                        ----------  ----------
                                                            89,273     172,960

             EQUIPMENT -- 4.1%
    4,800    Zimmer Holdings, Inc.*<F1>                    188,019     199,296

             HOSPITAL MANAGEMENT -- 4.4%
   12,100    Health Management
               Associates, Inc.                            229,675     216,590

             SPECIALIZED SERVICES -- 10.3%
    5,800    Express Scripts, Inc.*<F1>                    284,200     278,632
    3,900    Quest Diagnostics Inc.*<F1>                   246,715     221,910
                                                        ----------  ----------
                                                           530,915     500,542

INDUSTRIALS SECTOR -- 11.7%
---------------------------
             SERVICES-DATA PROCESSING -- 11.7%
    9,600    The BISYS Group, Inc.*<F1>                    195,712     152,640
   12,300    Fiserv, Inc.*<F1>                             413,844     417,585
                                                        ----------  ----------
                                                           609,556     570,225

TECHNOLOGY SECTOR -- 9.9%
-------------------------
             COMPUTER SOFTWARE/SERVICES -- 9.9%
    4,200    Affiliated Computer
               Services, Inc.*<F1>                         183,269     221,130
    5,000    Microsoft Corp.*<F1>                          241,410     258,500
                                                        ----------  ----------
                                                           424,679     479,630
                                                        ----------  ----------
                 Total common stocks                     3,891,789   3,825,501
                                                        ----------  ----------
                 Total long-term
                   investments                           3,891,789   3,825,501

SHORT-TERM INVESTMENTS -- 21.4% (A)<F2>

             FEDERAL AGENCY -- 6.1%
 $300,000    Federal Home Loan Bank,
             1.15%, due 01/24/03                           299,779     299,779
                                                        ----------  ----------
             Total federal agency                          299,779     299,779

             VARIABLE RATE DEMAND NOTES -- 15.3%
   33,185    American Family
               Financial Services                           33,185      33,185
  240,000    U.S. Bank, N.A.                               240,000     240,000
  235,000    Wisconsin Corporate
               Central Credit Union                        235,000     235,000
  235,000    Wisconsin Electric
               Power Co.                                   235,000     235,000
                                                        ----------  ----------
                 Total variable rate
                   demand notes                            743,185     743,185
                                                        ----------  ----------
                 Total short-term
                   investments                           1,042,964   1,042,964
                                                        ----------  ----------
                 Total investments                      $4,934,753   4,868,465
                                                        ----------
                                                        ----------
             Liabilities, less cash and
               receivables -- (0.0%) (A)<F2>                            (3,831)
                                                                    ----------
                 NET ASSETS                                         $4,864,634
                                                                    ----------
                                                                    ----------
                 Net Asset Value Per Share
                   ($0.01 par value 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($4,864,634 / 1,018,127
                   shares outstanding)                              $     4.78
                                                                    ----------
                                                                    ----------

  *<F1> Non-income producing security.
(a)<F2> Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Provident Trust Strategy Fund
STATEMENT OF OPERATIONS
For the Period Ending December 31, 2002 (Unaudited)

INCOME:
   Dividends                                                         $   7,049
   Interest                                                              8,621
                                                                     ---------
       Total income                                                     15,670
                                                                     ---------

EXPENSES:
   Professional fees                                                    35,133
   Management fees                                                      14,916
   Registration fees                                                     8,860
   Transfer agent fees                                                   5,711
   Administrative services                                               3,747
   Board of Directors fees                                               2,400
   Printing and postage expenses                                         2,164
   Custodian fees                                                        1,324
   Insurance expense                                                       362
   Other expenses                                                          483
                                                                     ---------
       Total expenses before reimbursement                              75,100
   Less expenses assumed by adviser                                    (52,272)
                                                                     ---------
       Net expenses                                                     22,828
                                                                     ---------
NET INVESTMENT LOSS                                                     (7,158)
                                                                     ---------
NET REALIZED LOSS ON INVESTMENTS                                      (304,288)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                (160,845)
                                                                     ---------
NET LOSS ON INVESTMENTS                                               (465,133)
                                                                     ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $(472,291)
                                                                     ---------
                                                                     ---------

STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending December 31, 2002 (Unaudited) and For the Year Ended June 30, 2002

                                                                                              DECEMBER 31, 2002   JUNE 30, 2002
                                                                                              -----------------   -------------
OPERATIONS:
   Net investment (loss) gain                                                                     $   (7,158)      $   28,802
   Net realized (loss) gain on investments                                                          (304,288)       1,571,142
   Net decrease in unrealized appreciation on investments                                           (160,845)      (2,385,908)
                                                                                                  ----------       ----------
        Net decrease in net assets resulting from operations                                        (472,291)        (785,964)
                                                                                                  ----------       ----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividend from net investment income ($0.009161 per share)                                          (2,675)              --
   Distributions from net realized gains ($0.647370 and $6.70503 per share, respectively)           (189,045)      (4,426,939)
                                                                                                  ----------       ----------
        Total distributions                                                                         (191,720)      (4,426,939)*<F3>
                                                                                                  ----------       ----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (725,931 and 14,817 shares, respectively)                           3,757,822          100,834
   Net asset value of shares issued in distributions (28,134 and 431,525 shares, respectively)       143,480        3,960,676
   Cost of shares redeemed (28,118 and 1,028,940 shares, respectively)                              (137,451)      (9,349,138)
                                                                                                  ----------       ----------
        Net increase (decrease) in net assets derived from Fund share activities                   3,763,851       (5,287,628)
                                                                                                  ----------       ----------
        TOTAL INCREASE (DECREASE)                                                                  3,099,840      (10,500,531)
NET ASSETS AT THE BEGINNING OF THE PERIOD                                                          1,764,794       12,265,325
                                                                                                  ----------       ----------
NET ASSETS AT THE END OF THE PERIOD
  (including undistributed net investment income of $0 and $2,675, respectively)                  $4,864,634       $1,764,794
                                                                                                  ----------       ----------
                                                                                                  ----------       ----------

*<F3>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Provident Trust Strategy Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                    (UNAUDITED)
                                                  FOR THE PERIOD                          YEARS ENDED JUNE 30,
                                                      ENDING             ------------------------------------------------------
                                                 DECEMBER 31, 2002       2002        2001         2000        1999         1998
                                                 -----------------       ----        ----         ----        ----         ----

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                  $ 6.04            $14.02      $23.59       $23.36      $21.50       $16.86

Income from investment operations:
   Net investment income (loss) (a)<F6>                 0.00              0.06       (0.04)       (0.13)       0.10         0.23
   Net realized and unrealized (losses)
     gains on investments                              (0.60)            (1.33)      (5.64)        4.11        4.28         5.19
                                                      ------            ------      ------       ------      ------       ------
Total from investment operations                       (0.60)            (1.27)      (5.68)        3.98        4.38         5.42

Less distributions:
   Dividends from net investment income                (0.01)               --          --        (0.02)      (0.17)       (0.25)
   Distributions from net realized gains               (0.65)            (6.71)      (3.89)       (3.73)      (2.35)       (0.53)
                                                      ------            ------      ------       ------      ------       ------
Total from distributions                               (0.66)            (6.71)      (3.89)       (3.75)      (2.52)       (0.78)
                                                      ------            ------      ------       ------      ------       ------
Net asset value, end of period                        $ 4.78            $ 6.04      $14.02       $23.59      $23.36       $21.50
                                                      ------            ------      ------       ------      ------       ------
                                                      ------            ------      ------       ------      ------       ------

TOTAL INVESTMENT RETURN                               (10.7%)*<F4>      (15.7%)     (27.0%)       20.8%       21.7%        33.3%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                 4,865             1,765      12,265       24,186      25,002       25,454
Ratio of expenses (after reimbursement) to
  average net assets (b)<F7>                            1.2%**<F5>        1.3%        1.3%         1.3%        1.3%         1.3%
Ratio of net investment (loss) income to
  average net assets (c)<F8>                           (0.4%)**<F5>       0.6%       (0.1%)       (0.6%)       0.4%         1.2%
Portfolio turnover rate                                55.1%            161.7%      120.3%        46.7%       32.9%        38.4%

  *<F4>   Not Annualized.
 **<F5>   Annualized.
(a)<F6> For the period ending December 31, 2002 and for the year ended June 30, 2002, net investment income per share is calculated using average shares outstanding. In prior years, net investment (loss) income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F7> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the period ending December 31, 2002 and for the years ended June 30, 2002, 2001, 2000, 1999 and 1998, as follows:
          4.0%**<F5>, 3.0%, 1.6%, 1.4%, 1.4% and 1.4%, respectively.
(c)<F8> If the Fund had paid all of its expenses, the ratios would have been, for the period ending December 31, 2002 and for the years ended June 30, 2002, 2001, 2000, 1999 and 1998, as follows: (3,2%)**<F5>, (1.1%),
          (0.4%), (0.7%), 0.3% and 1.1%, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Winslow Growth Fund

                                                                January 10, 2003

Dear Shareholder:

  After testing the July lows in early October, stocks rallied strongly before pulling back the last five weeks of the year. For the quarter stock indices gained 7-8%, making a seemingly successful test of the double bottom low of the three year old bear market. The year 2002 marked the first time in 70 years that stocks have declined three years in a row. Although this is highly disappointing and painful for investors, some perspective might be useful.

  From mid-1982 to March 2000, U.S. investors experienced a major bull market which ended in a historic speculative bubble. There was a secular decline in inflation which caused interest rates on the long U.S. Treasury bond to fall from 15% to under 6%. The price/earnings ratio on the S&P 500 then rose to 28 times the forward earnings estimate from about 9 times in 1982. With the strong gain in earnings, the S&P 500 Index rose nearly 15-fold from the 1982 bottom over the 18 years. For the Russell 1000 Growth Index the increase was nearly 20 times.

  For the past three years, stocks have been struggling to correct the valuation excesses in price/earnings ratios combined with the earnings hit from the recession and the aftermath of the 9/11 attack. For the three years 2000-2002, the Russell 1000 Growth Index has declined -23.6% annualized. Trying to balance opportunity in an eventual upturn with controlling near-term risk, we have contained the slide in the Fund to -18.4% annualized, most of which occurred in the second and third quarters of this year. While we certainly are unhappy with negative returns, the erosion has been considerably less than the benchmark and the Fund has more to grow from going forward.

  In the fourth quarter of 2002, the Index gain was led by an explosive rally of 20% in the Technology sector despite any noticeable signs of improvement in fundamentals. In fact, the lowest quality companies with weak fundamentals soared. But for the year, the Technology sector was down 38%. Although the portfolio return in technology lagged the Index modestly in the fourth quarter, it did outperform (i.e., declined less) for the year. The primary shortfall in the quarter was in the Healthcare sector. Our stock selection has emphasized the service companies over the major pharmaceutical companies due to the service companies having better earnings growth and better valuation.

  However, the combination of market rotation into technology and an isolated disappointment at a major hospital company led to an underperformance in the healthcare service stocks in the quarter. The healthcare companies we own for the Fund are generating strong earnings growth and rising free cash flow. We expect their stock prices to do well in the new year reflecting these fundamentals. After being ahead of the Index at the end of the first, second and third quarters, the last quarter caused the result for the year to be in line with the Index. Nevertheless, the portfolio has outperformed for the 3 years and 5 years.

             2002                PORTFOLIO      RUSSELL 1000 GROWTH
             ----                ---------      -------------------
          Fourth Quarter            1.8%                7.2%
          Year                    -28.9%              -27.9%
          Last 3 Years            -18.4%              -23.6%
          Last 5 Years             -3.5%               -3.8%
          Inception (7/1/95)        3.5%                5.6%

  What is our investment outlook now? The negatives are well known: sluggish economy with hesitant consumers and moribund business capital spending, uncertain earnings growth, corporate scandal and geopolitical risks with Iraq, North Korea and terrorism. These uncertainties have been widely written about and are certainly a major reason why stocks were down a third year in a row. Usually when the negatives are so well known, actual stock risk is less.

  Price/earnings ratios can go lower with additional shocks but certainly the excessive valuation in the Bubble has been corrected. The Fund is selling at 21 times our estimate of 2003 earnings growth of 19%. With monetary ease from the Federal Reserve and the additional fiscal stimulus pushed by President Bush, the economy has the ingredients to reaccelerate. Earnings should grow benefiting from strong productivity. Over the past quarter, we have increased the cyclical growth emphasis in the Fund. While mindful of the risks, we believe Large Cap Growth stocks will produce a positive return in 2003.

Respectfully submitted,

/s/ Clark J. Winslow

Clark J. Winslow
Portfolio Manager

FMI Winslow Growth Fund
STATEMENT OF NET ASSETS
December 31, 2002 (Unaudited)

SHARES OR
PRINCIPAL
  AMOUNT                                                  COST         VALUE
---------                                                ------        -----
LONG-TERM INVESTMENTS -- 99.6% (A)<F10>
COMMON STOCKS -- 99.6% (A)<F10>

COMMUNICATION SERVICES SECTOR -- 1.0%
-------------------------------------
             TELECOMMUNICATION-WIRELESS -- 1.0%
   3,100     Nextel Communications,
               Inc.*<F9>                               $   36,426   $   35,805

CONSUMER CYCLICALS SECTOR - 18.3%
---------------------------------
             BROADCASTING & CABLE -- 7.4%
   1,800     Clear Channel
               Communications, Inc.*<F9>                   81,228       67,122
   1,600     Comcast Corp.
               Special Cl A NV*<F9>                        62,281       36,144
   1,900     Univision
               Communications Inc.*<F9>                    51,365       46,550
   2,700     Viacom Inc. Cl B*<F9>                         82,878      110,052
                                                       ----------   ----------
                                                          277,752      259,868

             MEDIA CONGLOMERATES -- 2.5%
   3,900     USA Interactive*<F9>                         104,743       89,388

             RETAIL-BUILDING SUPPLIES -- 2.9%
   2,700     Lowe's Companies, Inc.                        90,118      101,250

             RETAIL-DEPARTMENT STORES -- 1.3%
     800     Kohl's Corp.*<F9>                             39,884       44,760

             RETAIL-GENERAL MERCHANTS -- 1.8%
   1,300     Wal-Mart Stores, Inc.                         38,979       65,663

             RETAIL-SPECIALTY -- 1.3%
   1,300     Bed Bath & Beyond Inc.*<F9>                   26,306       44,889

             SERVICES-COMMERCIAL & CONSUMER -- 1.1%
     900     Apollo Group, Inc.*<F9>                       36,767       39,600

CONSUMER STAPLES SECTOR -- 8.4%
-------------------------------
             BEVERAGES-ALCOHOLIC -- 0.6%
     400     Anheuser-Busch
               Companies, Inc.                             18,720       19,360

             BEVERAGES-SOFT DRINK -- 1.0%
     870     PepsiCo, Inc.                                 34,670       36,731

             DISTRIBUTION-FOOD & HEALTH -- 2.2%
   2,600     Sysco Corp.                                   67,619       77,454

             HOUSEHOLD PRODUCTS -- 2.8%
   1,100     Alberto-Culver Co. Cl B                       53,020       55,440
     800     Avon Products, Inc.                           39,876       43,096
                                                       ----------   ----------
                                                           92,896       98,536

             RETAIL-DRUG STORES -- 0.5%
     600     Walgreen Co.                                  17,469       17,514

             SERVICES-FACILITIES/ENVIRONMENT -- 1.3%
   1,000     Weight Watchers
               International, Inc.*<F9>                    45,199       45,970

ENERGY SECTOR -- 1.1%
---------------------
             OIL & GAS-DRILLING & EQUIPMENT -- 1.1%
   1,000     Weatherford
               International Ltd.*<F9>                     47,601       39,930

FINANCIALS SECTOR -- 16.8%
--------------------------
             COMMERCIAL SERVICES -- 0.7%
     600     Moody's Corp.                                 25,081       24,774

             CONSUMER FINANCE -- 3.2%
   3,250     MBNA Corp.                                    14,408       61,815
     500     SLM Corp.                                     45,572       51,930
                                                       ----------   ----------
                                                           59,980      113,745

             FINANCIAL-DIVERSE -- 6.3%
   2,600     Citigroup Inc.                               107,156       91,494
   2,200     Freddie Mac                                  131,700      129,910
                                                       ----------   ----------
                                                          238,856      221,404

             INSURANCE-BROKERS -- 1.3%
   1,000     Marsh & McLennan
               Companies, Inc.                             38,078       46,210

             INSURANCE-LIFE/HEALTH -- 0.8%
     900     AFLAC Incorporated                            23,232       27,108

             INSURANCE-MULTILINE -- 3.5%
   2,150     American International
               Group, Inc.                                153,595      124,377

             INVESTMENT BANKS/BROKERS -- 1.0%
     900     Merrill Lynch & Co., Inc.                     38,937       34,155

HEALTHCARE SECTOR -- 22.4%
--------------------------
             BIOTECHNOLOGY -- 1.1%
     800     Amgen Inc.*<F9>                               37,471       38,672

             DIVERSE -- 2.3%
   1,500     Johnson & Johnson                             69,676       80,565

             DRUGS-MAJOR -- 4.6%
     300     Forest Laboratories, Inc.*<F9>                28,352       29,466
   4,400     Pfizer Inc.                                  148,971      134,508
                                                       ----------   ----------
                                                          177,323      163,974

             FACILITY -- 1.6%
   1,400     HCA Inc.                                      63,511       58,100

             MANAGED CARE -- 3.9%
     300     Anthem, Inc.*<F9>                             19,519       18,870
   1,400     UnitedHealth Group Inc.                       76,946      116,900
                                                       ----------   ----------
                                                           96,465      135,770

             MEDICAL DISTRIBUTORS -- 3.3%
   1,950     Cardinal Health, Inc.                        121,492      115,421

             MEDICAL PRODUCTS & SUPPLIES -- 2.4%
   1,100     Medtronic, Inc.                               38,773       50,160
     900     St. Jude Medical, Inc.*<F9>                   31,455       35,748
                                                       ----------   ----------
                                                           70,228       85,908

             SPECIALIZED SERVICES -- 3.2%
   3,400     Caremark Rx, Inc.*<F9>                        58,029       55,250
   1,200     Express Scripts, Inc. *<F9>                   54,849       57,648
                                                       ----------   ----------
                                                          112,878      112,898

INDUSTRIALS SECTOR -- 9.4%
--------------------------
             INDUSTRIAL CONGLOMERATE -- 2.8%
   4,000     General Electric Co.                         140,511       97,400

             SERVICES-DATA PROCESSING -- 6.6%
     800     ChoicePoint Inc.*<F9>                         28,880       31,592
   1,500     First Data Corp.                              32,295       53,115
   3,200     Fiserv, Inc.*<F9>                            121,344      108,640
   1,400     Paychex, Inc.                                 34,253       39,060
                                                       ----------   ----------
                                                          216,772      232,407

TECHNOLOGY SECTOR -- 22.2%
--------------------------
             COMMUNICATION-EQUIPMENT -- 2.8%
   7,600     Cisco Systems Inc.*<F9>                       48,427       99,560

             COMPUTER HARDWARE -- 3.9%
     900     CDW Computer
               Centers, Inc.*<F9>                          47,476       39,465
   3,700     Dell Computer Corp.*<F9>                      92,153       98,938
                                                       ----------   ----------
                                                          139,629      138,403

             COMPUTER SOFTWARE/SERVICES -- 6.2%
     600     Adobe Systems Inc.                            15,403       14,881
     700     Affiliated Computer
               Services, Inc.*<F9>                         34,948       36,855
   2,000     BEA Systems, Inc.*<F9>                        19,440       22,940
   1,800     Intuit Inc.*<F9>                              63,245       84,456
   1,500     Mercury Interactive Corp.*<F9>                39,130       44,475
   1,000     VERITAS Software Corp.*<F9>                   17,310       15,620
                                                       ----------   ----------
                                                          189,476      219,227

             COMPUTERS-NETWORKING -- 0.4%
   1,600     Network Appliance, Inc.*<F9>                  18,488       16,000

             COMPUTERS-PERIPHERAL -- 1.4%
     800     Lexmark International, Inc.*<F9>              46,140       48,400

             COMPUTING -- 4.9%
   2,400     Intel Corp.                                   41,682       37,368
   2,600     Microsoft Corp.*<F9>                          54,316      134,420
                                                       ----------   ----------
                                                           95,998      171,788

             ELECTRONICS-SEMICONDUCTORS -- 0.6%
     600     Maxim Integrated
               Products, Inc.                              19,423       19,824

             EQUIPMENT-SEMICONDUCTORS -- 1.3%
   1,300     Applied Materials, Inc.*<F9>                  18,130       16,939
   1,200     Microchip Technology Inc.                     24,838       29,340
                                                       ----------   ----------
                                                           42,968       46,279

             WIRELESS -- 0.7%
     700     QUALCOMM Inc.*<F9>                            25,359       25,473
                                                       ----------   ----------
                 Total common stocks                    3,285,143    3,514,560
                                                       ----------   ----------
                 Total long-term
                   investments                          3,285,143    3,514,560

SHORT-TERM INVESTMENTS -- 0.3% (A)<F10>

             VARIABLE RATE DEMAND NOTE
 $10,036     U. S. Bank, N.A.                              10,036       10,036
                                                       ----------   ----------
                 Total short-term
                   investments                             10,036       10,036
                                                       ----------   ----------
                 Total investments                     $3,295,179    3,524,596
                                                       ----------
                                                       ----------
             Cash and receivables, less
               liabilities -- 0.1% (A)<F10>                              5,310
                                                                    ----------
                 NET ASSETS                                         $3,529,906
                                                                    ----------
                                                                    ----------
                 Net Asset Value Per Share
                   ($0.01 par value 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($3,529,906 / 1,052,209
                   shares outstanding)                              $     3.35
                                                                    ----------
                                                                    ----------

   *<F9>   Non-income producing security.
(a)<F10>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Winslow Growth Fund
STATEMENT OF OPERATIONS
For the Period Ending December 31, 2002 (Unaudited)

INCOME:
   Dividends                                                         $   9,670
   Interest                                                              1,034
                                                                     ---------
          Total income                                                  10,704
                                                                     ---------

EXPENSES:
   Management fees                                                      18,626
   Professional fees                                                    16,424
   Transfer agent fees                                                   5,676
   Custodian fees                                                        5,596
   Registration fees                                                     5,466
   Administrative services                                               3,725
   Board of Directors fees                                               1,800
   Printing and postage expense                                          1,070
   Insurance expense                                                       795
   Other expenses                                                          334
                                                                     ---------
          Total expenses before reimbursement                           59,512
   Less expenses assumed by adviser                                    (35,298)
                                                                     ---------
          Net expenses                                                  24,214
                                                                     ---------
NET INVESTMENT LOSS                                                    (13,510)
                                                                     ---------
NET REALIZED LOSS ON INVESTMENTS                                      (461,835)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                (119,714)
                                                                     ---------
NET LOSS ON INVESTMENTS                                               (581,549)
                                                                     ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $(595,059)
                                                                     ---------
                                                                     ---------

STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending December 31, 2002 (Unaudited) and For the Year Ended June 30, 2002

                                                                                    DECEMBER 31,          JUNE 30,
                                                                                        2002                2002
                                                                                    ------------          --------
OPERATIONS:
   Net investment loss                                                               $  (13,510)         $  (36,093)
   Net realized loss on investments                                                    (461,835)           (357,595)
   Net decrease in unrealized appreciation on investments                              (119,714)           (871,003)
                                                                                     ----------          ----------
          Net decrease in net assets resulting from operations                         (595,059)         (1,264,691)
                                                                                     ----------          ----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (9,797 and 64,101 shares, respectively)                   34,601             291,854
   Cost of shares redeemed (15,483 and 162,814 shares, respectively)                    (53,898)           (743,378)
                                                                                     ----------          ----------
          Net decrease in net assets derived from Fund share activities                 (19,297)           (451,524)
                                                                                     ----------          ----------
          TOTAL DECREASE                                                               (614,356)         (1,716,215)

NET ASSETS AT THE BEGINNING OF THE PERIOD                                             4,144,262           5,860,477
                                                                                     ----------          ----------
NET ASSETS AT THE END OF THE PERIOD                                                  $3,529,906          $4,144,262
                                                                                     ----------          ----------
                                                                                     ----------          ----------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Winslow Growth Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                    (UNAUDITED)
                                                  FOR THE PERIOD                          YEARS ENDED JUNE 30,
                                                      ENDING             ------------------------------------------------------
                                                 DECEMBER 31, 2002       2002        2001         2000        1999         1998
                                                 -----------------       ----        ----         ----        ----         ----

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                  $ 3.92            $ 5.07      $11.62       $15.60      $17.85       $13.92

Income from investment operations:
   Net investment loss (a)<F13>                        (0.01)            (0.03)      (0.05)       (0.08)      (0.18)       (0.15)
   Net realized and unrealized (losses)
     gains on investments                              (0.56)            (1.12)      (1.94)        2.52        1.15         4.71
                                                      ------            ------      ------       ------      ------       ------
Total from investment operations                       (0.57)            (1.15)      (1.99)        2.44        0.97         4.56

Less distributions:
   Dividend from net investment income                    --                --          --           --          --           --
   Distributions from net realized gains                  --                --       (4.56)       (6.42)      (3.22)       (0.63)
                                                      ------            ------      ------       ------      ------       ------
Total from distributions                                  --                --       (4.56)       (6.42)      (3.22)       (0.63)
                                                      ------            ------      ------       ------      ------       ------
Net asset value, end of period                        $ 3.35            $ 3.92      $ 5.07       $11.62      $15.60       $17.85
                                                      ------            ------      ------       ------      ------       ------
                                                      ------            ------      ------       ------      ------       ------

TOTAL INVESTMENT RETURN                               (14.5%)*<F11>     (22.5%)     (20.5%)       22.5%        8.0%        33.9%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                 3,530             4,144       5,860       12,151      43,374       56,594
Ratio of expenses (after reimbursement)
  to average net assets (b)<F14>                        1.3%**<F12>       1.3%        1.3%         1.3%        1.3%         1.3%
Ratio of net investment loss
  to average net assets (c)<F15>                       (0.7%)**<F12>     (0.7%)      (0.7%)       (0.7%)      (0.7%)       (0.9%)
Portfolio turnover rate                                62.1%             70.6%      112.0%       123.9%       86.3%        93.3%

  *<F11>   Not Annualized.
 **<F12>   Annualized.
(a)<F13> For the period ending December 31, 2002 and for the years ended June 30, 2002, 2001 and 2000, net investment loss per share is calculated using average shares outstanding. In prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F14> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the period ending December 31, 2002 and for the years ended June 30, 2002, 2001 and 2000, 3.2%**<F12>, 2.7%, 1.9% and
           1.5%, respectively.
(c)<F15> If the Fund had paid all of its expenses, the ratios would have been, for the period ending December 31, 2002 and for the years ended June 30, 2002, 2001 and 2000, (2.6%)**<F12>, (2.1%), (1.3%) and
           (0.9%), respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Knappenberger Partners Emerging Growth Fund

                                                               February 25, 2003

Dear Shareholder:

  At the start of 2002, most market prognosticators were not expecting the bear market to grip stocks for another full year. Yet in spite of improved economic conditions, the market produced the worst returns of this nearly three-year downturn. As the year progressed, the list of investor worries mounted and shook confidence to its core. Lower-than-expected corporate profit growth and economic growth, an unprecedented level of accounting scandals, heightened geopolitical worries, and a retrenching consumer, led to increased risk aversion, which prolonged the bear market and once again benefited the value investment style. The severe losses from this bear market have now exceeded that of 1973-1974.

  During the first half of 2002, the FMI Knappenberger Partners Emerging Growth Fund handily outperformed the Russell 2000 Growth Index largely owing to our overweighted position in consumer stocks. Regrettably, we conceded all of that ground during the third quarter when investors' fears peaked and the Fund was dealt a one-two punch from the market's worst-ever quarterly returns and fundamental disappointments in two of our larger holdings.

  We entered the final quarter of the year believing that the market was due at least for a short-term, oversold bounce. The nature of rally that ensued, however, was a surprise and one for which the Fund was not well positioned. The lift in October and November caused the most speculative and beaten down sectors, and the smallest of small caps to generate the largest gains. Within the Russell 2000 Growth Index, for example, non-profitable companies accounted for nearly 40% of fourth quarter's returns. Our discipline of investing in high-quality, profitable companies, combined with the Fund's weighted average market capitalization of $1 billion, caused us to underperform a market driven by speculative, low quality, micro-cap stocks.

  In spite of a highly challenging year, we remain optimistic and confident that better returns lie ahead for our investment style in 2003. Small-cap valuations and profit growth prospects remain more compelling than large caps. In ten of the past eleven quarters, small-caps have delivered better relative profit growth than large. Within small-cap land, growth is attractively priced versus value. Historically, the small-cap growth style has bounced more coming out of market bottoms. Investors appear to be taking note of this as the Russell 2000 Growth Index has outperformed the Russell 2000 Value Index in five of the past six months.

  We are very grateful to our shareholders for staying the course with us through this highly turbulent period. The majority of our investors gave us additional funds to manage in 2002, which we look forward to generating positive returns on in 2003.

  Best wishes for a prosperous New Year.

Sincerely,

/s/ Gail M. Knappenberger

Gail M. Knappenberger
Portfolio Manager

FMI Knappenberger Partners Emerging Growth Fund
STATEMENT OF NET ASSETS
December 31, 2002 (Unaudited)

SHARES OR
PRINCIPAL
  AMOUNT                                                  COST         VALUE
---------                                                 ----         -----
LONG-TERM INVESTMENTS -- 96.4% (A)<F17>
COMMON STOCKS -- 96.4% (A)<F17>

CONSUMER GOODS SECTOR -- 26.6%
------------------------------
             EDUCATION SERVICES -- 4.1%
   9,800     Career Education Corp.*<F16>             $   293,988  $   392,000
  10,350     Education
               Management Corp.*<F16>                     368,266      389,160
                                                      -----------  -----------
                                                          662,254      781,160

             HOTELS/MOTELS -- 1.1%
  24,100     Prime Hospitality Corp.*<F16>                247,017      196,415

             LEISURE TIME -- 1.1%
   7,000     SCP Pool Corp.*<F16>                         150,305      204,400

             RADIO & TV BROADCASTING -- 1.8%
  23,800     Radio One, Inc. CL D*<F16>                   352,954      343,434

             RETAIL -- 8.7%
   8,550     Blue Rhino Corp.*<F16>                       148,527      148,684
  17,500     Chico's FAS, Inc.*<F16>                      149,384      330,925
  11,925     Christopher &
               Banks Corp.*<F16>                          287,882      247,444
   6,687     Fred's, Inc.                                  83,755      171,856
  22,550     GameStop Corp.*<F16>                         433,947      220,990
  20,600     PETsMART, Inc.*<F16>                         205,880      352,878
  27,850     Tweeter Home
               Entertainment Group, Inc.*<F16>            144,500      163,201
                                                      -----------  -----------
                                                        1,453,875    1,635,978

             SERVICES COMMERCIAL -- 7.9%
  11,750     AMN Healthcare
               Services, Inc.*<F16>                       278,278      198,693
  23,333     ChoicePoint Inc.*<F16>                       745,786      921,420
  11,850     The Corporate Executive
               Board Co.*<F16>                            309,582      378,252
                                                      -----------  -----------
                                                        1,333,646    1,498,365

             TEXTILES-APPAREL MANUFACTURING -- 1.9%
  10,850     Coach, Inc.*<F16>                            164,355      357,182

FINANCIAL SERVICES SECTOR -- 12.6%
----------------------------------
             BANKS -- 6.5%
  20,200     UCBH Holdings, Inc.                          673,840      857,490
  11,550     Wintrust Financial Corp.                     365,760      361,746
                                                      -----------  -----------
                                                        1,039,600    1,219,236

             FINANCIAL DATA PROCESSING
               SERVICES & SYSTEMS -- 4.2%
  15,800     Fiserv, Inc.*<F16>                           663,507      536,410
  15,200     InterCept Inc.*<F16>                         412,105      257,351
                                                      -----------  -----------
                                                        1,075,612      793,761

             FINANCIAL SERVICES-DIVERSE -- 1.9%
  22,600     The BISYS Group, Inc.*<F16>                  479,928      359,340

HEALTHCARE SECTOR -- 25.6%
--------------------------
             DRUGS & PHARMACIES -- 3.3%
  15,700     Axcan Pharma Inc.*<F16>                      211,129      184,789
   8,650     Medicis Pharmaceutical
               Corp.*<F16>                                377,474      429,646
                                                      -----------  -----------
                                                          588,603      614,435

             ELECTRONICS-MEDICAL SYSTEMS -- 2.3%
  17,950     CTI Molecular
               Imaging, Inc.*<F16>                        337,063      442,647

             HEALTHCARE FACILITIES -- 1.5%
  16,200     American
               Healthways, Inc.*<F16>                     359,038      283,500

             HEALTHCARE SERVICES -- 8.3%
  15,150     Accredo Health, Inc.*<F16>                   397,880      534,037
  22,400     Odyssey Healthcare, Inc.*<F16>               508,735      777,280
  26,550     Province Healthcare Co.*<F16>                508,629      258,332
                                                      -----------  -----------
                                                        1,415,244    1,569,649

             MEDICAL DENTAL INSTRUMENT SUPPLY -- 10.2%
  20,600     American Medical Systems
               Holdings, Inc.*<F16>                       455,613      333,926
   5,000     Bio-Rad Laboratories, Inc.*<F16>             210,071      193,500
  12,800     Diagnostic Products Corp.                    565,387      494,336
   6,750     ICU Medical, Inc.*<F16>                      254,747      251,775
  15,250     Respironics, Inc.*<F16>                      456,672      464,073
  25,050     Thoratec Corp.*<F16>                         206,817      191,131
                                                      -----------  -----------
                                                        2,149,307    1,928,741

PRODUCER DURABLES SECTOR -- 2.4%
--------------------------------
             PRODUCTION TECHNOLOGY EQUIPMENT -- 2.4%
  16,950     Brooks-PRI
               Automation, Inc.*<F16>                     363,076      194,247
  17,200     FEI Co.*<F16>                                492,017      262,988
                                                      -----------  -----------
                                                          855,093      457,235

TECHNOLOGY SECTOR -- 24.2%
--------------------------
             COMMUNICATION TECHNOLOGY -- 0.9%
  23,400     Foundry Networks, Inc.*<F16>                 209,050      164,736

             COMPUTER SERVICES/SOFTWARE
               & SYSTEMS -- 14.5%
  30,200     Manhattan
               Associates, Inc.*<F16>                     841,724      714,532
  37,300     ManTech International
               Corp.*<F16>                                759,668      711,311
  19,400     Quest Software, Inc.*<F16>                   220,862      200,014
  17,450     Tier Technologies,
               Inc. Cl B*<F16>                            348,177      279,200
  16,750     Verint Systems Inc.*<F16>                    255,108      338,015
  26,550     Verisity Ltd.*<F16>                          459,212      506,043
                                                      -----------  -----------
                                                        2,884,751    2,749,115

             ELECTRONICS -- 1.8%
  31,000     Semtech Corp.*<F16>                          706,892      339,140

             ELECTRONICS-SEMICONDUCTORS -- 7.0%
  29,450     Integrated Circuit
               Systems, Inc.*<F16>                        577,053      537,462
  27,000     Micrel, Inc.*<F16>                           291,444      242,460
  40,050     O2Micro
               International Ltd.*<F16>                   694,841      390,447
   7,150     Planar Systems Inc.*<F16>                    154,341      147,505
                                                      -----------  -----------
                                                        1,717,679    1,317,874

TRANSPORTATION SECTOR -- 5.0%
-----------------------------
             TRUCKERS -- 5.0%
  18,350     Hunt (J.B.) Transport
               Services, Inc.*<F16>                       517,677      537,655
  19,150     Knight
               Transportation, Inc.*<F16>                 358,661      402,150
                                                      -----------  -----------
                                                          876,338      939,805
                                                      -----------  -----------
                 Total common stocks                   19,058,604   18,196,148
                                                      -----------  -----------
                 Total long-term
                   investments                         19,058,604   18,196,148

SHORT-TERM INVESTMENTS -- 3.5% (A)<F17>

             VARIABLE RATE DEMAND NOTE
$650,412     U.S. Bank, N.A.                              650,412      650,412
                                                      -----------  -----------
                 Total short-term
                   investments                            650,412      650,412
                                                      -----------  -----------
                 Total investments                    $19,709,016   18,846,560
                                                      -----------
                                                      -----------
             Cash and receivables, less
               liabilities -- 0.1% (A)<F17>                             24,297
                                                                   -----------
                 NET ASSETS                                        $18,870,857
                                                                   -----------
                                                                   -----------
                 Net Asset Value Per Share
                   ($0.01 par value 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($18,870,857 / 2,861,360
                   shares outstanding)                             $      6.60
                                                                   -----------
                                                                   -----------

  *<F16>   Non-income producing security.
(a)<F17>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Knappenberger Partners Emerging Growth Fund
STATEMENT OF OPERATIONS
For the Period Ending December 31, 2002 (Unaudited)

INCOME:
   Dividends                                                       $     3,938
   Interest                                                              9,256
                                                                   -----------
        Total income                                                    13,194
                                                                   -----------

EXPENSES:
   Management fees                                                      95,662
   Administrative services                                              19,133
   Professional fees                                                    18,533
   Transfer agent fees                                                   8,490
   Printing and postage expense                                          6,395
   Registration fees                                                     5,066
   Custodian fees                                                        4,710
   Insurance expense                                                     4,694
   Board of Directors fees                                               1,800
   Other expenses                                                          606
                                                                   -----------
        Total expenses before reimbursement                            165,089
   Less expenses assumed by adviser                                    (40,728)
                                                                   -----------
        Net expenses                                                   124,361
                                                                   -----------
NET INVESTMENT LOSS                                                   (111,167)
                                                                   -----------
NET REALIZED LOSS ON INVESTMENTS                                    (4,626,702)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              (2,006,613)
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (6,633,315)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(6,744,482)
                                                                   -----------
                                                                   -----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending December 31, 2002 (Unaudited) and For the Year Ended June 30, 2002

                                                                                              DECEMBER 31,          JUNE 30,
                                                                                                  2002                2002
                                                                                              ------------          --------
OPERATIONS:
   Net investment loss                                                                        $  (111,167)        $  (221,122)
   Net realized loss on investments                                                            (4,626,702)         (2,284,213)
   Net decrease in unrealized appreciation on investments                                      (2,006,613)         (1,420,387)
                                                                                              -----------         -----------
        Net decrease in net assets resulting from operations                                   (6,744,482)         (3,925,722)
                                                                                              -----------         -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (579,334 and 1,858,460 shares, respectively)                     4,061,342          18,066,732
   Cost of shares redeemed (387,664 and 536,070 shares, respectively)                          (2,716,060)         (5,191,298)
                                                                                              -----------         -----------
        Net (decrease) increase in net assets derived from Fund share activities                1,345,282          12,875,434
                                                                                              -----------         -----------
        TOTAL (DECREASE) INCREASE                                                              (5,399,200)          8,949,712
NET ASSETS AT THE BEGINNING OF THE PERIOD                                                      24,270,057          15,320,345
                                                                                              -----------         -----------
NET ASSETS AT THE END OF THE PERIOD                                                           $18,870,857         $24,270,057
                                                                                              -----------         -----------
                                                                                              -----------         -----------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Knappenberger Partners Emerging Growth Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                 (UNAUDITED)
                                                   FOR THE                    FOR THE YEARS              FOR THE PERIOD FROM
                                                PERIOD ENDING                 ENDED JUNE 30,         SEPTEMBER 30, 1999+<F18> TO
                                              DECEMBER 31, 2002          2002                2001           JUNE 30, 2000
                                              -----------------         ------              ------          -------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                $ 9.09              $11.37              $12.77              $10.00

Income from investment operations:
   Net investment loss (a)<F21>                      (0.04)              (0.11)              (0.12)              (0.06)
   Net realized and unrealized
     (losses) gains on investments                   (2.45)              (2.17)              (1.28)               2.97
                                                    ------              ------              ------              ------
Total from investment operations                     (2.49)              (2.28)              (1.40)               2.91

Less distributions:
   Dividend from net investment income                  --                  --                  --                 --
   Distribution from net realized gains                 --                  --                  --               (0.14)
                                                    ------              ------              ------              ------
Total from distributions                                --                  --                  --               (0.14)
                                                    ------              ------              ------              ------
Net asset value, end of period                      $ 6.60              $ 9.09              $11.37              $12.77
                                                    ------              ------              ------              ------
                                                    ------              ------              ------              ------

TOTAL INVESTMENT RETURN                             (27.4%)*<F19>       (20.1%)             (11.0%)              29.2%*<F19>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)              18,871              24,270              15,320              11,491
Ratio of expenses (after reimbursement)
  to average net assets (b)<F22>                      1.3%**<F20>         1.3%                1.3%                1.3%**<F20>
Ratio of net investment loss
  to average net assets (c)<F23>                     (1.2%)**<F20>       (1.1%)              (1.0%)              (0.8%)**<F20>
Portfolio turnover rate                              39.9%               68.2%              146.9%               91.5%

  +<F18>   Commencement of operations.
  *<F19>   Not Annualized.
 **<F20>   Annualized.
(a)<F21> For the period ending December 31, 2002 and for the year ended June 30, 2002, net investment loss per share is calculated using average shares outstanding. In prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F22> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been for the period ending December 31, 2002 and for the years ended June 30, 2002 and 2001 and for the period September 30, 1999+ to June 30, 2000, 1.7%**<F20>, 1.8%, 1.7% and 1.7%**<F20>,
           respectively.
(c)<F23> If the Fund had paid all of its expenses, the ratios would have been for the period ending December 31, 2002 and for the years ended June 30, 2002 and 2001 and for the period September 30, 1999+ to June 30, 2000, (1.6%)**<F20>, (1.6%), (1.4%) and (1.2%)**<F20>, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Woodland Small Capitalization Value Fund

                                                               February 25, 2003

Dear Shareholder:

  This past year was extremely painful for all equity investors. For the first time in 61 years, the Dow Jones Industrial Average has declined for three consecutive years and the NASDAQ Index is down over 67% since January 1, 2000. While your Fund's relative performance held up versus a significant decline in the Russell 2000, down 20%, the absolute return was disappointing and not in line with our long-term goal of positive rates of return. Losing less than other investors never feels as rewarding as does making money, it is just as important that we work toward our goal of producing excellent long-term returns.

  There seem to be numerous reasons for the markets volatility. Most obvious is an economy that is slow to gain traction, geopolitical challenges such as Iraq, terrorism, North Korea, the uncovering of high profile corporate fraud and accounting malfeasance on a scale that defies understanding. While not ignoring these issues, we continue to focus on long-term opportunities in the marketplace. Bear markets seem to trigger emotional actions to the downside, driving equity prices to undervaluation. On the upside, bull markets often drive stocks to overvalued levels. We are taking advantage of these emotional swings and finding companies that fit our criteria: good companies with strong management teams and the right incentives at inexpensive valuations.

  We currently hold 44 companies in the portfolio. Some of the successes in your portfolio this year were: Dollar Thrifty--premier leisure car rental brand which gained over 36%; Alberto-Culver, which was up 24% and Station Casinos--Las Vegas casino company that serves primarily the locals market, was up 36%. Life is not without its disappointments, however. Some of the disappointments during the year included Pathmark Stores, which was sold out at a loss due to our concerns over the supermarket industry and a sudden management change, and GATX Corp., where we lost confidence in management's ability to navigate through the challenges of the airplane leasing market.

  At Woodland Partners, we continue to focus our efforts where we believe we can add value: following a rigorous bottom-up strategy that seeks to identify undervalued companies with strong management teams.

Sincerely,

/s/ Richard W. Jensen               /s/ Elizabeth M. Lilly

Richard W. Jensen                   Elizabeth M. Lilly
Portfolio Manager                   Portfolio Manager

FMI Woodland Small Capitalization Value Fund
STATEMENT OF NET ASSETS
December 31, 2002 (Unaudited)

SHARES OR
PRINCIPAL
  AMOUNT                                                COST           VALUE
---------                                               ----           -----
LONG-TERM INVESTMENTS -- 93.7% (A)<F25>
COMMON STOCKS -- 93.7% (A)<F25>

BASIC MATERIALS SECTOR -- 11.6%
-------------------------------
             AGRICULTURAL PRODUCTS -- 2.2%
    35,600   Delta and Pine Land Co.                $   644,421    $   726,596

             CHEMICALS-SPECIALTY -- 7.4%
    26,700   Cytec Industries Inc.*<F24>                806,201        728,376
    38,400   H.B. Fuller Co.                            821,992        993,792
    57,300   Material Sciences Corp.*<F24>              622,465        741,462
                                                    -----------    -----------
                                                      2,250,658      2,463,630

             CONSTRUCTION/CEMENT -- 2.0%
    26,700   Texas Industries, Inc.                     801,305        648,810

CAPITAL GOODS SECTOR -- 14.0%
-----------------------------
             AEROSPACE/DEFENSE -- 1.2%
     6,675   Alliant Techsystems Inc.*<F24>              83,504        416,186

             MACHINERY-DIVERSE -- 3.9%
    44,280   National Service
               Industries, Inc.                         427,304        317,930
    29,500   Tennant Co.                              1,165,293        961,700
                                                    -----------    -----------
                                                      1,592,597      1,279,630

             MANUFACTURER-DIVERSE -- 3.7%
   166,710   BMC Industries, Inc.                       259,116        261,735
    28,000   Pentair, Inc.                              930,012        967,400
                                                    -----------    -----------
                                                      1,189,128      1,229,135

             MANUFACTURER-SPECIALTY -- 1.4%
    22,000   Albany International Corp.                 314,023        454,520

             OFFICE EQUIPMENT & SUPPLIES -- 3.8%
    58,040   Danka Business Systems
               PLC-ADR*<F24>                            201,574        246,670
    18,900   HON INDUSTRIES Inc.                        426,023        534,492
    17,130   United Stationers Inc.*<F24>               500,249        493,361
                                                    -----------    -----------
                                                      1,127,846      1,274,523

CONSUMER CYCLICALS SECTOR -- 32.9%
----------------------------------
             AUTOMOBILES -- 2.0%
    39,450   Insurance Auto
               Auctions, Inc.*<F24>                     718,828        654,475

             BUILDING MATERIALS -- 1.9%
    68,590   Apogee Enterprises, Inc.                   732,826        613,949

             GAMING & LOTTERY -- 1.6%
    30,600   Station Casinos, Inc.*<F24>                396,864        541,620

             LEISURE TIME-PRODUCTS -- 5.9%
    47,900   Brunswick Corp.                            919,627        951,294
    87,160   Hasbro, Inc.                             1,078,827      1,006,698
                                                    -----------    -----------
                                                      1,998,454      1,957,992

             PUBLISHING -- 1.5%
    13,550   Scholastic Corp.*<F24>                     619,043        487,123

             PUBLISHING-NEWSPAPER -- 3.2%
   102,900   Hollinger International Inc.             1,489,155      1,045,464

             RETAIL-DEPARTMENT STORES -- 1.1%
    23,600   Dillard's, Inc.                            384,354        374,296

             RETAIL-SPECIALTY -- 2.7%
    39,120   Office Depot, Inc.*<F24>                   299,337        577,411
    46,300   The Sports Authority, Inc.*<F24>           135,106        324,100
                                                    -----------    -----------
                                                        434,443        901,511

             SERVICES-COMMERCIAL
               & CONSUMER -- 10.6%
    56,940   Dollar Thrifty Automotive
               Group, Inc.*<F24>                        921,150      1,204,281
    51,600   Pittston Brink's Group                     923,436        953,568
    81,900   The ServiceMaster Co.                      915,048        909,090
    19,700   Viad Corp.                                 470,554        440,295
                                                    -----------    -----------
                                                      3,230,188      3,507,234

             TEXTILES-APPAREL -- 2.4%
    54,750   Paxar Corp.*<F24>                          777,400        807,563

CONSUMER STAPLES SECTOR -- 18.8%
--------------------------------
             ENTERTAINMENT -- 3.5%
    55,900   Gaylord
               Entertainment Co.*<F24>                1,389,704      1,151,540

             HOUSEHOLD PRODUCTS -- 2.4%
    26,380   Church & Dwight Co., Inc.                  842,509        802,743

             PERSONAL CARE -- 3.5%
    23,700   Alberto-Culver Co.                         730,419      1,151,583

             RESTAURANTS -- 4.8%
    13,890   IHOP Corp.*<F24>                           346,333        333,360
    48,300   Triarc Companies, Inc.*<F24>             1,254,555      1,267,392
                                                    -----------    -----------
                                                      1,600,888      1,600,752

             RETAIL-FOOD CHAINS -- 2.6%
    84,100   Wild Oats Markets, Inc.*<F24>              846,083        867,912

             SPECIALTY PRINTING -- 2.0%
    54,340   Bowne & Co., Inc.                          649,407        649,363

ENERGY SECTOR -- 2.1%
---------------------
             OIL & GAS-DRILLING & EQUIPMENT -- 2.1%
    79,100   Key Energy
               Services, Inc.*<F24>                     759,818        709,527

FINANCIALS SECTOR -- 3.2%
-------------------------
             BANKS-MAJOR REGIONAL -- 3.2%
    24,200   TCF Financial Corp.                        504,066      1,057,298

HEALTHCARE SECTOR -- 2.3%
-------------------------
             SPECIALIZED SERVICES -- 2.3%
    14,330   Apria Healthcare
               Group Inc.*<F24>                         322,019        318,699
    42,240   Cytyc Corp.*<F24>                          430,012        430,848
                                                    -----------    -----------
                                                        752,031        749,547

TECHNOLOGY SECTOR -- 3.5%
-------------------------
             COMPUTER SOFTWARE/SERVICES     2.8%
    52,030   Intergraph Corp.*<F24>                     916,091        924,053

             ELECTRONICS-SEMICONDUCTORS -- 0.7%
    45,300   Axcelis Technologies, Inc.*<F24>           470,296        254,088

TRANSPORTATION SECTOR -- 1.6%
-----------------------------
             AIRLINES -- 1.6%
    71,400   Northwest Airlines Corp.*<F24>             966,968        524,076

UTILITIES SECTOR -- 3.7%
------------------------
             ELECTRIC COMPANIES -- 3.7%
    54,000   ALLETE, Inc.                             1,225,241      1,224,720
                                                    -----------    -----------
                 Total common stocks                 30,438,558     31,051,459
                                                    -----------    -----------
                 Total long-term
                   investments                       30,438,558     31,051,459

SHORT-TERM INVESTMENTS -- 6.4% (A)<F25>

             VARIABLE RATE DEMAND NOTES
$1,462,045   U. S. Bank, N.A.                         1,462,045      1,462,045
   366,000   Wisconsin Corporate
               Central Credit Union                     366,000        366,000
   300,000   Wisconsin Electric
               Power Co.                                300,000        300,000
                                                    -----------    -----------
                 Total short-term
                   investments                        2,128,045      2,128,045
                                                    -----------    -----------
                 Total investments                  $32,566,603     33,179,504
                                                    -----------
                                                    -----------
             Liabilities, less cash and
               receivables -- (0.1%) (A)<F25>                          (35,027)
                                                                   -----------
                 NET ASSETS                                        $33,144,477
                                                                   -----------
                                                                   -----------
                 Net Asset Value Per Share
                   ($0.01 par value 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($33,144,477 / 2,921,447
                   shares outstanding)                             $     11.35
                                                                   -----------
                                                                   -----------

  *<F24>   Non-income producing security.
(a)<F25>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Woodland Small Capitalization Value Fund
STATEMENT OF OPERATIONS
For the Period Ending December 31, 2002 (Unaudited)

INCOME:
   Dividends                                                       $   172,258
   Interest                                                             14,275
                                                                   -----------
        Total income                                                   186,533
                                                                   -----------

EXPENSES:
   Management fees                                                     175,215
   Administrative services                                              30,125
   Professional fees                                                    18,768
   Transfer agent fees                                                   9,124
   Insurance expense                                                     8,019
   Custodian fees                                                        7,422
   Registration fees                                                     6,586
   Printing and postage expense                                          4,104
   Board of Directors fees                                               2,600
   Other expenses                                                          625
                                                                   -----------
        Total expenses before reimbursement                            262,588
   Less expenses assumed by adviser                                    (31,393)
                                                                   -----------
        Net expenses                                                   231,195
                                                                   -----------
NET INVESTMENT LOSS                                                    (44,662)
                                                                   -----------
NET REALIZED LOSS ON INVESTMENTS                                    (1,742,817)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              (6,097,812)
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (7,840,629)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(7,885,291)
                                                                   -----------
                                                                   -----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending December 31, 2002 (Unaudited) and For the Year Ended June 30, 2002

                                                                            DECEMBER 31, 2002     JUNE 30, 2002
                                                                            -----------------     -------------
OPERATIONS:
   Net investment (loss) income                                                $   (44,662)        $     5,821
   Net realized (loss) gain on investments                                      (1,742,817)          5,278,440
   Net decrease in unrealized appreciation on investments                       (6,097,812)            (31,402)
                                                                               -----------         -----------
        Net (decrease) increase in net assets resulting from operations         (7,885,291)          5,252,859
                                                                               -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividend from net investment income ($0.002521 per share)                        (6,751)                 --
   Distributions from net realized gains ($1.572390 and
     $0.28643 per share, respectively)                                          (4,211,311)           (764,486)
                                                                               -----------         -----------
        Total distributions                                                     (4,218,062)           (764,486)*<F26>
                                                                               -----------         -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (148,499 and 371,080 shares, respectively)        1,768,265           5,589,145
   Net asset value of shares issued in distributions
     (303,099 and 36,747 shares, respectively)                                   3,803,897             522,538
   Cost of shares redeemed (266,239 and 412,036 shares, respectively)           (3,287,933)         (5,885,746)
                                                                               -----------         -----------
        Net increase in net assets derived from Fund share activities            2,284,229             225,937
                                                                               -----------         -----------
        TOTAL (DECREASE) INCREASE                                               (9,819,124)          4,714,310
NET ASSETS AT THE BEGINNING OF THE PERIOD                                       42,963,601          38,249,291
                                                                               -----------         -----------
NET ASSETS AT THE END OF THE PERIOD
  (including undistributed net investment
    income of $0 and $6,751, respectively)                                     $33,144,477         $42,963,601
                                                                               -----------         -----------
                                                                               -----------         -----------

*<F26>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Woodland Small Capitalization Value Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                             (UNAUDITED)
                                            FOR THE PERIOD                             YEARS ENDED JUNE 30,
                                                ENDING             -------------------------------------------------------------
                                          DECEMBER 31, 2002         2002         2001          2000          1999          1998
                                          -----------------        ------       ------        ------        ------        ------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period            $15.70             $13.96       $11.62        $13.28        $13.56        $12.23

Income from investment operations:
   Net investment (loss) income                  (0.01)                --         0.05          0.01         (0.03)        (0.01)
   Net realized and unrealized
     (loss) gain on investments                  (2.77)              2.03         2.49         (1.58)        (0.14)         1.43
                                                ------             ------       ------        ------        ------        ------
Total from investment operations                 (2.78)              2.03         2.54         (1.57)        (0.17)         1.42

Less distributions:
   Dividends from net investment income          (0.00)                --        (0.03)           --            --         (0.00)
   Distributions from net realized gains         (1.57)             (0.29)       (0.17)        (0.09)        (0.11)        (0.09)
                                                ------             ------       ------        ------        ------        ------
Total from distributions                         (1.57)             (0.29)       (0.20)        (0.09)        (0.11)        (0.09)
                                                ------             ------       ------        ------        ------        ------
Net asset value, end of period                  $11.35             $15.70       $13.96        $11.62        $13.28        $13.56
                                                ------             ------       ------        ------        ------        ------
                                                ------             ------       ------        ------        ------        ------

TOTAL INVESTMENT RETURN                         (18.6%)*<F27>       14.7%        22.2%        (11.8%)        (1.2%)        11.7%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)          33,144             42,964       38,249        36,731        53,810        62,139
Ratio of expenses (after reimbursement)
  to average net assets (a)<F29>                  1.3%**<F28>        1.3%         1.3%          1.3%          1.3%          1.3%
Ratio of net investment (loss) income
  to average net assets (b)<F30>                 (0.2%)**<F28>       0.0%         0.2%          0.1%         (0.2%)        (0.1%)
Portfolio turnover rate                          25.3%              56.8%        65.4%         57.3%         29.2%         35.5%

  *<F27>   Not Annualized.
 **<F28>   Annualized.
(a)<F29> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period ending December 31, 2002 and for the years ended June 30, 2002, 2001 and 2000, the ratios would have been 1.5%**<F28>, 1.4%, 1.4% and 1.3%, respectively.
(b)<F30> If the Fund had paid all of its expenses for the period ending December 31, 2002 and for the years ended June 30, 2002, 2001 and 2000, the ratios would have been (0.4%)**<F28>, (0.1%), 0.1% and
           0.1%, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Sasco Contrarian Value Fund

                                                               February 25, 2003

Dear Shareholder:

  Most equity investors worldwide are delighted to put 2002 in the history books and start anew. We agree, though we did manage to salvage a decent relative performance year in the midst of a continuing savage bear market. For the twelve months ending December 31, 2002, the Fund was -9.9% versus -16.2% for the Russell Mid-Cap Index. The Fund's average compounded rate of return since inception (December 30, 1997 ) is 3.7% versus 2.2% for the Russell Mid-Cap.

  Reflecting upon the full year 2002, we sensed from the outset that it would be difficult. Though we started out with strong results, the bear market caught up with us and the period of May through September was very difficult. Though the year closed out on a better note, obviously we were down for the year and no one likes that. However, looking at performance over three and five year periods, to include the technology and telecom bubble, our performance numbers are quite compelling. The key to our strong relative outperformance in 2002 was good stockpicking. Amongst our top performers were Methanex (+51%), FMC Technologies (+24%) and Fortune Brands (+17%). The breadth of the portfolio was also positive with over half of the stocks outperforming and over a third actually showing gains for the year. Beyond good stockpicking, our weightings in the energy and consumer staples sectors enhanced performance, as did our lack
of exposure to technology/telecom and healthcare stocks.   Importantly, these
types of volatile markets provide opportunities to eliminate stocks that are fairly valued and those where the outlook is increasingly uncertain. During the course of the year we sold/trimmed several positions and recycled the proceeds into new restructuring opportunities.

  Looking ahead, we see little reason to alter our view that the stock market will remain difficult and volatile. Emotions with respect to war, the economy and the '04 elections will undoubtedly continue to spark volatility. Our focus continues to be on undervalued companies with good core businesses - "jewels"
- and capable managements that are restructuring and transforming their businesses through better financial controls and operational efficiencies, leading to higher earnings and higher stock prices.

  We believe the current market environment will continue to provide us with many good investment opportunities and that patient, disciplined stockpickers will be meaningfully rewarded.

  Thank you for your support and interest in the Fund.

Respectively Submitted,

/s/ Bruce D. Bottomley           /s/ Daniel L. Leary

Bruce D. Bottomley               Daniel L. Leary
Portfolio Manager                Portfolio Manager

FMI Sasco Contrarian Value Fund
STATEMENT OF NET ASSETS
December 31, 2002 (Unaudited)

SHARES OR
PRINCIPAL
  AMOUNT                                                  COST         VALUE
---------                                                 ----         -----
LONG-TERM INVESTMENTS -- 98.6% (A)<F32>
COMMON STOCKS -- 98.6% (A)<F32>

BASIC MATERIALS SECTOR -- 14.6%
-------------------------------
             CHEMICALS -- 4.4%
  10,847     Methanex Corp.                            $   55,551   $   90,898
   4,000     NOVA Chemicals Corp.                          80,275       73,200
                                                       ----------   ----------
                                                          135,826      164,098

             CHEMICALS-DIVERSE -- 2.3%
   3,100     FMC Corp.*<F31>                              107,267       84,692

             CHEMICALS-SPECIALTY -- 3.3%
  14,000     Hercules Inc.                                269,821      123,200

             CONTAINERS & PACKAGING -- 3.3%
   6,600     Packaging Corp of America*<F31>              128,922      120,384

             CONTAINERS-METAL/GLASS -- 1.3%
   6,200     Crown Cork & Seal
               Company, Inc.*<F31>                         53,668       49,290

CAPITAL GOODS SECTOR -- 15.7%
-----------------------------
             ELECTRICAL EQUIPMENT -- 4.9%
   3,000     Rockwell Automation Inc.                      47,314       62,130
   7,100     Thomas & Betts Corp.*<F31>                   144,138      119,990
                                                       ----------   ----------
                                                          191,452      182,120

             ELECTRONICS-DEFENSE -- 3.9%
   4,700     Raytheon Co.                                 115,113      144,525

             MACHINERY-DIVERSE -- 2.1%
   6,900     Joy Global Inc.*<F31>                        108,210       77,694

             MANUFACTURER-DIVERSE -- 4.8%
   2,500     American Standard
               Companies Inc.*<F31>                       112,057      177,850

COMMUNICATION SERVICES SECTOR - 3.1%
------------------------------------
             TELEPHONE -- 3.1%
  11,000     Citizens
               Communications Co.*<F31>                    87,021      116,050

CONSUMER CYCLICALS SECTOR -- 24.0%
----------------------------------
             AUTO PARTS & EQUIPMENT -- 3.1%
   3,500     Lear Corp.*<F31>                             108,850      116,480

             HARDWARE & TOOLS -- 3.1%
   3,300     The Stanley Works                             88,786      114,114

             LEISURE TIME-PRODUCTS -- 2.5%
   4,700     Brunswick Corp.                               95,214       93,342

             RETAIL-DEPARTMENT STORES -- 5.6%
   9,000     J.C. Penney Company,
               Inc. (Holding Co.)                          99,338      207,090

             RETAIL-DISCOUNTERS -- 3.5%
  10,000     Big Lots, Inc.*<F31>                         105,553      132,300

             RETAIL-SPECIALTY -- 6.2%
  14,400     Foot Locker, Inc.                            107,950      151,200
   5,600     Limited Brands                                83,484       78,008
                                                       ----------   ----------
                                                          191,434      229,208

CONSUMER STAPLES SECTOR -- 15.0%
--------------------------------
             DISTRIBUTION-FOOD & HEALTH -- 3.2%
   7,100     SUPERVALU INC.                               139,551      117,221

             FOODS -- 1.0%
   4,700     Del Monte Foods Co.*<F31>                     36,596       36,190

             HOUSEWARES -- 7.5%
   3,600     Fortune Brands, Inc.                          92,350      167,436
   7,500     Tupperware Corp.                             155,028      113,100
                                                       ----------   ----------
                                                          247,378      280,536

             WASTE MANAGEMENT -- 3.3%
   5,400     Waste Management, Inc.                        89,091      123,768

ENERGY SECTOR -- 14.1%
----------------------
             MISCELLANEOUS ENERGY -- 6.4%
   5,400     Arch Coal, Inc.                              111,951      116,586
   4,100     Peabody Energy Corp.                         109,284      119,843
                                                       ----------   ----------
                                                          221,235      236,429

             OIL & GAS-DRILLING & EQUIPMENT -- 2.3%
   4,178     FMC Technologies, Inc.*<F31>                  45,270       85,357

             OIL & GAS-REFINING & MARKETING -- 3.2%
   5,300     Premcor Inc.*<F31>                           141,595      117,819

             OIL-EXPLORATION & PRODUCTS -- 2.2%
   4,200     Ocean Energy Inc.                             33,791       83,874

MULTI INDUSTRY SECTOR -- 5.0%
-----------------------------
             FINANCIAL-DIVERSE -- 5.0%
   1,045     Alleghany Corp.*<F31>                        166,440      185,487

UTILITIES SECTOR -- 7.1%
------------------------
             ELECTRIC COMPANIES -- 3.1%
   7,500     Northeast Utilities                          135,620      113,775

             NATURAL GAS -- 4.0%
   7,800     ONEOK, Inc.                                  111,093      149,760
                                                       ----------   ----------
                 Total common stocks                    3,366,192    3,662,653
                                                       ----------   ----------
                 Total long-term
                 investments                            3,366,192    3,662,653

SHORT-TERM INVESTMENTS -- 0.7% (A)<F32>
             VARIABLE RATE DEMAND NOTE
 $27,228     U.S. Bank, N.A.                               27,228       27,228
                                                       ----------   ----------
                 Total short-term
                   investments                             27,228       27,228
                                                       ----------   ----------
                 Total investments                     $3,393,420    3,689,881
                                                       ----------
                                                       ----------
             Cash and receivables, less
               liabilities -- 0.7% (A)<F32>                             23,811
                                                                    ----------
                 NET ASSETS                                         $3,713,692
                                                                    ----------
                                                                    ----------
                 Net Asset Value Per Share
                   ($0.01 par value 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($3,713,692 / 328,503
                   shares outstanding)                              $    11.30
                                                                    ----------
                                                                    ----------

  *<F31>  Non-income producing security.
(a)<F31>  Percentages for the various classifications relate to net assets.

STATEMENT OF OPERATIONS
For the Period Ending December 31, 2002 (Unaudited)

INCOME:
   Dividends                                                         $  27,385
   Interest                                                              1,207
                                                                     ---------
        Total income                                                    28,592
                                                                     ---------

EXPENSES:
   Management fees                                                      20,818
   Professional fees                                                    16,322
   Transfer agent fees                                                   5,726
   Registration fees                                                     5,466
   Administrative services                                               4,164
   Custodian fees                                                        3,852
   Board of Directors fees                                               1,800
   Printing and postage expense                                          1,187
   Insurance expense                                                       963
   Other expenses                                                          478
                                                                     ---------
        Total expenses before reimbursement                             60,776
   Less expenses assumed by adviser                                    (33,713)
                                                                     ---------
        Net expenses                                                    27,063
                                                                     ---------
NET INVESTMENT INCOME                                                    1,529
                                                                     ---------
NET REALIZED LOSS ON INVESTMENTS                                      (271,252)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                (476,239)
                                                                     ---------
NET LOSS ON INVESTMENTS                                               (747,491)
                                                                     ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $(745,962)
                                                                     ---------
                                                                     ---------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Sasco Contrarian Value Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending December 31, 2002 (Unaudited) and For the Year Ended June 30, 2002

                                                                                 DECEMBER 31, 2002     JUNE 30, 2002
                                                                                 -----------------     -------------
OPERATIONS:
   Net investment income (loss)                                                     $     1,529          $   (2,469)
   Net realized (loss) gain on investments                                             (271,252)            332,599
   Net (decrease) increase in unrealized appreciation on investments                   (476,239)             66,127
                                                                                    -----------          ----------
        Net (decrease) increase in net assets resulting from operations                (745,962)            396,257
                                                                                    -----------          ----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ($0.01898 per share)                                 --              (7,369)
                                                                                    -----------          ----------
        Total distributions                                                                  --              (7,369)*<F33>
                                                                                    -----------          ----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (5,227 and 72,815 shares, respectively)                   58,562             944,291
   Net asset value of shares issued in distributions (184 shares)                            --               2,278
   Cost of shares redeemed (73,398 and 79,620 shares, respectively)                    (839,403)           (995,632)
                                                                                    -----------          ----------
        Net decrease in net assets derived from Fund share activities                  (780,841)            (49,063)
                                                                                    -----------          ----------
        TOTAL (DECREASE) INCREASE                                                    (1,526,803)            339,825
NET ASSETS AT THE BEGINNING OF THE PERIOD                                             5,240,495           4,900,670
                                                                                    -----------          ----------
NET ASSETS AT THE END OF THE PERIOD                                                 $ 3,713,692          $5,240,495
                                                                                    -----------          ----------
                                                                                    -----------          ----------

*<F33>  See Note 7.

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                            (UNAUDITED)                  YEARS ENDED JUNE 30,               FOR THE PERIOD FROM
                                       FOR THE PERIOD ENDING   ---------------------------------------- DECEMBER 30, 1997+<F34> TO
                                         DECEMBER 31, 2002     2002        2001         2000       1999        JUNE 30, 1998
                                         -----------------     ----        ----         ----       ----        -------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period           $13.21         $12.15      $ 8.74       $ 9.47     $10.41          $10.00

Income from investment operations:
   Net investment income (loss) (a)<F37>         0.00          (0.01)       0.02         0.08       0.09            0.04
   Net realized and unrealized
     (losses) gains on investments              (1.91)          1.09        3.46        (0.70)     (0.66)           0.37
                                               ------         ------      ------       ------     ------          ------
Total from investment operations                (1.91)          1.08        3.48        (0.62)     (0.57)           0.41

Less distributions:
   Dividends from net investment income            --          (0.02)      (0.07)       (0.11)     (0.07)             --
   Distributions from net realized gains           --             --          --           --      (0.30)             --
                                               ------         ------      ------       ------     ------          ------
Total from distributions                           --          (0.02)      (0.07)       (0.11)     (0.37)             --
                                               ------         ------      ------       ------     ------          ------
Net asset value, end of period                 $11.30         $13.21      $12.15       $ 8.74     $ 9.47          $10.41
                                               ------         ------      ------       ------     ------          ------
                                               ------         ------      ------       ------     ------          ------

TOTAL INVESTMENT RETURN                        (14.5%)*<F35>    8.9%       40.0%        (6.5%)     (5.3%)           4.1%*<F35>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)          3,714          5,240       4,901        5,568     13,829          19,569
Ratio of expenses (after reimbursement) to
  average net assets (b)<F38>                    1.3%**<F36>    1.3%        1.3%         1.3%       1.3%            1.3%**<F36>
Ratio of net investment income (loss) to
  average net assets (c)<F39>                    0.1%**<F36>   (0.1%)       0.2%         0.9%       0.9%            0.7%**<F36>
Portfolio turnover rate                         15.5%          49.4%       27.4%        42.5%      45.0%           13.6%

  +<F34>   Commencement of operations.
  *<F35>   Not Annualized.
 **<F36>   Annualized.
(a)<F37> For the period ending December 31, 2002 and for the years ended June 30, 2002, 2001 and 2000, net investment income (loss) per share is calculated using average shares outstanding. In prior periods, net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F38> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been for the period ending December 31, 2002 and for the years ended June 30, 2002, 2001, 2000 and 1999 and for the period December 30, 1997+<F34> to June 30, 1998, 2.9%**<F36>, 2.7%, 2.3%,
           1.8%, 1.5% and 1.5%**<F36>, respectively.
(c)<F39> If the Fund had paid all of its expenses, the ratios would have been for the period ending December 31, 2002 and for the years ended June 30, 2002, 2001, 2000 and 1999 and for the period December 30, 1997+<F34> to June 30, 1998, (1.5%)**<F36>, (1.4%), (0.8%), 0.4%,
           0.7% and 0.5%**<F36>, respectively.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Mutual Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

        The following is a summary of significant accounting policies of the FMI Mutual Funds, Inc. (the "Company"), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. This Company consists of a series of five diversified funds: FMI Provident Trust Strategy Fund (the "Strategy Fund"), FMI Winslow Growth Fund (the "Growth Fund"), FMI Knappenberger Partners Emerging Growth Fund (the "Emerging Growth Fund"), FMI Woodland Small Capitalization Value Fund (the "Small Cap Value Fund") and FMI Sasco Contrarian Value Fund (the "Contrarian Value Fund") (collectively the "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Company was incorporated under the laws of Wisconsin on May 23, 1986. On October 31, 2001, the Company changed its name to FMI Mutual Funds, Inc.

        The investment objective of the Strategy Fund is to realize a combination of capital appreciation and income which will result in the highest total return by investing in a combination of equity and debt securities, while assuming reasonable risks; the investment objective of the Growth Fund is to produce long-term growth of capital by investing principally in equity securities; the investment objective of the Emerging Growth Fund is to produce long-term growth of capital by investing in equity securities of small to small midcap companies; the investment objective of the Small Cap Value Fund is to produce capital appreciation by investing principally in equity securities of small capitalization companies and the investment objective of the Contrarian Value Fund is to produce long-term growth of capital by investing in out-of-favor, undervalued companies with restructuring and turnaround potential.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date.

     (b) The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Funds record purchases of when-issued securities and reflect the value of such securities in determining net asset value in the same manner as other portfolio securities.

     (c) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (f) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (h) Provision has not been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

        The Funds have entered into management agreements with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Growth Fund, Emerging Growth Fund, Small Cap Value Fund and Contrarian Value Fund pay FMI a monthly fee at the annual rate of 1% of such Funds daily net assets and effective September 9, 2002, the Strategy Fund pays 0.75% on the first $30,000,000 of the daily net assets and 0.65% on the daily net assets in excess of $30,000,000 and less than $100,000,000 and 0.60% on the daily net assets over $100,000,000. Prior to September 9, 2002, the Strategy Fund paid a fee of 1% on the first $30,000,000 of the daily net assets and 0.75% on the daily net assets over $30,000,000.

        The Adviser entered into sub-advisory agreements with the following sub-advisors to assist it in the day-to-day management of the Funds. Each Sub-Advisor determines which securities will be purchased, retained or sold for such Fund. The Adviser pays each Sub-Advisor (other than the Strategy
     Fund) 0.75% of such Fund's management fee. The portfolio manager for the Strategy Fund receives a fee equal to 0.60% up to $30,000,000 and 0.50% of the daily net assets over $30,000,000. The Sub-Advisors are as follows:

     Strategy Fund - Provident Trust Company
     Growth Fund - Winslow Capital Management, Inc.
     Emerging Growth Fund - KB Growth Advisors, LLC
     Small Cap Value Fund - Woodland Partners LLC
       (a division of GAMCO Investors, Inc.)
     Contrarian Value Fund - Sasco Capital, Inc.

        As a result of a special meeting of shareholders, on September 9, 2002, a new sub-advisory agreement for the Strategy Fund was approved naming Provident Trust Company as the new sub-advisor. Prior to such time, the Adviser had such responsibilities.

        As a result of a special meeting of shareholders on December 20, 2002, a new sub-advisory agreement for the Small Cap Value Fund was approved naming GAMCO Investors, Inc. (d/b/a Woodland Partners LLC) as the new sub-advisor.

        In addition to the reimbursement required under the management agreements, FMI has voluntarily reimbursed the Funds for expenses over 1.3% of the daily net assets of the Funds. These reimbursements amounted to $52,272, $35,298, $40,728, $31,393 and $33,713 for the period ending
     December 31, 2002, for the Strategy Fund, Growth Fund, Emerging Growth Fund, Small Cap Value Fund and the Contrarian Value Fund, respectively.

        The Funds have administrative agreements with FMI to supervise all aspects of the Funds' operations except those performed by FMI pursuant to the management agreements. Under the terms of the agreements, the Funds will each pay FMI a monthly administrative fee at the annual rate of 0.2% on the first $25,000,000 of the daily net assets of such Fund, 0.1% on the daily net assets of such Fund on the next $20,000,000 and 0.05% on the daily net assets of such Fund over $45,000,000, subject to a fiscal year minimum of twenty thousand dollars. FMI has voluntarily waived this minimum for the period ending December 31, 2002.

        The Funds have entered into Distribution Plans (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide that the Funds may incur certain costs which may not exceed the lesser of a monthly amount equal to 1% of the Funds' daily net assets or the actual distribution costs incurred during the year. Amounts payable under the Plans are paid monthly for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the period ending December 31, 2002, no such expenses were incurred.

(3)  DISTRIBUTION TO SHAREHOLDERS --

        Net investment income and net realized gains, if any, are distributed to shareholders at least annually. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

(4)  INVESTMENT TRANSACTIONS --

        For the period ending December 31, 2002, purchases and proceeds of sales of investment securities of the Strategy Fund (excluding short-term securities) were $4,584,116 and $1,365,167, respectively; purchases and proceeds of sales of investment securities of the Growth Fund (excluding short-term securities) were $2,300,944 and $2,262,787, respectively; purchases and proceeds of sales of investment securities of the Emerging Growth Fund (excluding short-term securities) were $8,342,077 and $7,462,081, respectively; purchases and proceeds of sales of investment securities of the Small Cap Value Fund, (excluding short-term securities) were $8,496,277 and $8,929,434, respectively; and purchases and proceeds of sales of investment securities of the Contrarian Value Fund (excluding short-term securities) were $629,159 and $1,122,083, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

        As of December 31, 2002, liabilities of the Funds included the following:

                                                   STRATEGY                      EMERGING      SMALL CAP      CONTRARIAN
                                                     FUND       GROWTH FUND    GROWTH FUND     VALUE FUND     VALUE FUND
                                                   --------     -----------    -----------     ----------     ----------
     Payable to shareholders for redemptions       $   --         $   --         $    --        $18,942        $   --
     Payable to FMI for management fees
       and administrative fees                      3,985          3,685          19,673         22,451         3,948
     Other liabilities                              2,108          7,142           1,639          3,103         1,867

(6)  SOURCES OF NET ASSETS --

                                                   STRATEGY                      EMERGING      SMALL CAP      CONTRARIAN
                                                     FUND       GROWTH FUND    GROWTH FUND     VALUE FUND     VALUE FUND
                                                   --------     -----------    -----------     ----------     ----------
     As of December 31, 2002 the sources of
       net assets were as follows:
       Fund shares issued and outstanding         $5,240,650     $4,200,282    $28,705,556    $34,353,779     $5,360,297
       Net unrealized (depreciation)
         appreciation on investments                 (66,288)       229,417       (862,456)       612,901        296,461
       Undistributed net realized (losses)
         gains on investments                       (309,728)      (899,793)    (8,972,243)    (1,822,203)    (1,944,595)
       Undistributed net investment income                --             --             --             --          1,529
                                                  ----------     ----------    -----------    -----------     ----------
                                                  $4,864,634     $3,529,906    $18,870,857    $33,144,477     $3,713,692
                                                  ----------     ----------    -----------    -----------     ----------
                                                  ----------     ----------    -----------    -----------     ----------

(7)  INCOME TAX INFORMATION --

        The following information for the Funds is presented on an income tax basis as of June 30, 2002:

                                                    GROSS           GROSS       NET UNREALIZED   DISTRIBUTABLE   DISTRIBUTABLE
                                   COST OF        UNREALIZED      UNREALIZED     APPRECIATION      ORDINARY        LONG-TERM
                                 INVESTMENTS     APPRECIATION    DEPRECIATION   ON INVESTMENTS      INCOME       CAPITAL GAINS
                                 -----------     ------------    ------------   --------------   -------------   -------------
        Total Return Fund       $ 1,677,613      $  138,951     $   (49,832)      $   89,119      $   28,612       $  163,107
        Growth Fund               3,910,659         665,221        (327,799)         337,422              --               --
        Emerging Growth Fund     23,193,948       4,266,774      (3,160,838)       1,105,936              --               --
        Small Cap Value Fund     35,320,010       8,215,899      (1,584,548)       6,631,351       1,653,165        2,564,873
        Contrarian Value Fund     4,570,243       1,037,182        (424,485)         612,697              --               --

        The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

        The tax components of dividends paid during the year ended June 30, 2002, capital loss carryovers (expiring in varying amounts through 2010) as of June 30, 2002, and tax basis post-October losses as of June 30, 2002, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                    ORDINARY         LONG-TERM       NET CAPITAL
                                     INCOME        CAPITAL GAINS         LOSS         POST-OCTOBER
                                 DISTRIBUTIONS     DISTRIBUTIONS      CARRYOVERS         LOSSES
                                 -------------     -------------      ----------      ------------
        Total Return Fund          $     --        $4,426,939*<F40>   $       --      $       --
        Growth Fund                      --                --            252,680         173,568
        Emerging Growth Fund             --                --          2,576,441       1,730,879
        Small Cap Value Fund        764,486                --                 --              --
        Contrarian Value Fund         7,369                --          1,513,340              --

*<F40> Including earnings and profits distributed to shareholders on redemptions, the Fund designates $5,172,221 as long-term capital gains distributions.

        The Emerging Growth Fund and Small Cap Value Fund utilized $1,657,051 and $260,124, respectively, of post-October losses from the prior year to offset current year net capital gains. The Contrarian Value Fund utilized $298,007 of its capital loss carryovers from the year ended June 30, 2000.

        For corporate shareholders in the Funds, the percentage of dividend income distributed for the year ended June 30, 2002 which are designated as qualifying for the dividends received deduction are as follows (unaudited):
     Total Return Fund 13.2%, Growth Fund 0%, Emerging Growth Fund 0%, Small Cap Value Fund 18.3%, and Contrarian Value Fund 4.5%.

(8)  MATTERS SUBMITTED TO A SHAREHOLDER VOTE --

        A special meeting of shareholders of the Strategy Fund was held on September 9, 2002 and the following matters were approved by such Fund's voting shares:

                                                                                  For        Against     Abstain
                                                                                  ---        -------     -------

        1)  Approve a new sub-advisory agreement for the Strategy Fund with
            Provident Trust Company;                                            250,612         638          0

        2)  Approve an amendment to the Strategy Fund's investment advisory agreement reducing the investment adviser's fee and modifying the adviser's reimbursement
            obligations; and                                                    250,612         638          0

        3)  Approve changing the Strategy Fund's classification from
            "diversified" to "non-diversified".                                 244,253       6,508        489

        A special meeting of shareholders of the Small Cap Value Fund was held on December 20, 2002 and the following matters were approved by such Fund's voting shares:

        1)  Approve a new sub-advisory agreement for the Small Cap Value
            Fund with Woodland Partners LLC; and                              1,801,011           0          0

        2)  Approve a new sub-advisory agreement for the Small Cap Value
            Fund with GAMCO Investors, Inc.                                   1,801,011           0          0

FMI Mutual Funds, Inc.
DIRECTORS AND OFFICERS

                                                                                                    # OF FUNDS   OTHER
                                       TERM OF          PRINCIPAL                                   IN COMPLEX   DIRECTORSHIPS
                            POSITION   OFFICE AND       OCCUPATION                                  OVERSEEN     HELD BY
NAME, AGE                   HELD WITH  LENGTH OF        DURING PAST                                 BY DIRECTOR  DIRECTOR
AND ADDRESS                 THE FUNDS  TIME SERVED      FIVE YEARS                                  OR OFFICER   OR OFFICER
-----------                 ---------  -----------      -----------                                 -----------  -------------
"DISINTERESTED PERSONS" OF THE FUNDS:

Barry K. Allen, 54          Director   Indefinite Term  Mr. Allen is Executive Vice President       8            Harley-Davidson,
1801 California St.                    since October    of Qwest Communications Inter-                           Inc. and Cobalt
Denver, CO 80202                       2001             national, Inc. a global communications                   Corporation
                                                        company since September 2002.
                                                        Prior to this, Mr. Allen had served
                                                        as President of Allen Enterprises,
                                                        LLC, a private equity investments
                                                        management company he founded
                                                        after retiring from Ameritech in July
                                                        2000. Mr. Allen served as an officer
                                                        of Ameritech from August 1995 to
                                                        July 2000.

George D. Dalton, 74        Director   Indefinite Term  Mr. Dalton is Chairman and Chief            8            Clark/Bardes, Inc.
20825 Swenson Drive                    since October    Executive Officer of Call_Solutions.com,
Waukesha, WI  53186                    2001             Inc. Prior to January 2000, Mr. Dalton
                                                        was Chairman of the Board and
                                                        Chief Executive Officer of Fiserv, Inc.,
                                                        and had served in that capacity
                                                        since 1984.

Gordon H.
  Gunnlaugsson, 58          Director   Indefinite Term  Mr. Gunnlaugsson is retired from            8            Renaissance
c/o Fiduciary                          since October    M&I Corporation. He was employed by                      Learning, Inc.
Management, Inc.                       2001             M&I Corporation from June 1, 1970 to
225 E. Mason St.                                        December 31, 2000 where he most recently
Milwaukee, WI 53202                                     held the positions of Executive Vice-President
                                                        and Chief Financial Officer.

Paul S. Shain, 39           Director   Indefinite Term  Mr. Shain is President and Chief Operating  8            None
5520 Research                          since October    Officer of Berbee Information Networks, and
  Park Drive                           2001             has been employed by such firm since January
Madison, WI  53711                                      2000. Prior to joining Berbee Information
                                                        Networks, Mr. Shain spent 12 years at
                                                        Robert W. Baird & Co., Incorporated,
                                                        most recently as Managing Director and
                                                        Director of Equity Research.

"INTERESTED PERSONS" OF THE FUNDS:

Donald S. Wilson*<F41>, 60  Director,  Indefinite Term  Mr. Wilson is Vice Chairman and Treasurer   8            None
c/o Fiduciary                          since October    of Fiduciary Management, Inc. which he
  Management, Inc.                     2001             co-founded in 1980.
225 E. Mason St.            Vice-      One Year Term,
Milwaukee, WI  53202        President  Vice President
                            and        and Secretary
                            Secretary  since October
                                       2001

Ted D. Kellner, 56          President  One Year Term,   Mr. Kellner is Chairman of the Board and    8            Marshall & Ilsley
c/o Fiduciary               and        Since October    Chief Executive Officer of Fiduciary                     Corporation
  Management, Inc.          Treasurer  2001             Management, Inc. which he co-founded
225 E. Mason St.                                        in 1980.
Milwaukee, WI  53202

Patrick J. English, 41      Vice-      One Year Term,   Mr. English is President of Fiduciary       8            None
c/o Fiduciary               President  Since October    Management, Inc. and has been employed
  Management, Inc.                     2001             by the Adviser in various capacities since
225 E. Mason St.                                        December, 1986.
Milwaukee, WI 53202

Gary G. Wagner, 59          Vice-      One Year Term,   Mr. Wagner is Executive Vice-President      8            None
c/o Fiduciary               President  Since October    of Fiduciary Management, Inc. and has
  Management, Inc.          and        2001             been employed by the Adviser in various
225 E. Mason St.            Assistant                   capacities since January, 1988.
Milwaukee, WI 53202         Secretary

Camille F. Wildes, 50       Vice-      One Year Term,   Ms. Wildes is a Vice-President of Fiduciary              8 None
c/o Fiduciary               President  Since October    Management, Inc. and has been employed by
  Management, Inc.          and        2001             the Adviser in various capacities since
225 E. Mason St.            Assistant                   December, 1982.
Milwaukee, WI 53202         Treasurer

*<F41> Mr. Wilson is an interested person of the Funds because he is an officer of the Funds and the Adviser.

                             FMI MUTUAL FUNDS, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                      INVESTMENT ADVISER AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGERS

                       FMI PROVIDENT TRUST STRATEGY FUND
                            PROVIDENT TRUST COMPANY

                            FMI WINSLOW GROWTH FUND
                        WINSLOW CAPITAL MANAGEMENT, INC.

                FMI KNAPPENBERGER PARTNERS EMERGING GROWTH FUND
                            KB GROWTH ADVISORS, LLC

                  FMI WOODLAND SMALL CAPITALIZATION VALUE FUND
                             WOODLAND PARTNERS LLC
                     (a division of GAMCO Investors, Inc.)

                        FMI SASCO CONTRARIAN VALUE FUND
                              SASCO CAPITAL, INC.

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                    U.S. BANK INSTITUTIONAL TRUST & CUSTODY
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMIMutual Funds, Inc. unless accompanied or preceded by the Funds' current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.